                                                                     EXHIBIT 4.1


              A BRITISH COLUMBIA BUSINESS CORPORATIONS ACT COMPANY

  NUMBER                                                              SHARES
                                   ASPREVA
                               PHARMACEUTICALS
                                                                  ****0*********
ZQ 123456                                                         *****0********
                                                                  ******0*******
                                                                  *******0******
                                                                  ********0*****



THIS CERTIFIES THAT                                            CUSIP 04538T 10 9

                                ** SPECIMEN **                ISIN CA 04538T1093

                                                         SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS


is the registered holder of

                                  ** ZERO **



          FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE

                       ASPREVA PHARMACEUTICALS CORPORATION

in the Authorized share structure of the above named Corporation subject to the Articles of the Corporation transferable on the Central Securities Register of the Corporation by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Victoria, British Columbia.


Dated [date]                                                 COUNTERSIGNED AND REGISTERED
                                                             COMPUTERSHARE INVESTOR SERVICES INC.
VOID                                                         (VANCOUVER) (TORONTO) (DENVER)
                                                             TRANSFER AGENT AND REGISTRAR


/s/ signature                    /s/ signature
Chief Executive Officer          Chief Financial Officer     By                        VOID
                                                                -----------------------------------------------------
                                                                                Authorized Officer



  The shares represented by this certificate are transferable at the offices of
             Computershare Investor Services Inc. in Vancouver, BC,
                          Toronto, ON and Denver, CO.


SECURITY INSTRUCTIONS ON REVERSE               VOIR LES INSTRUCTIONS DE SECURITE
                                                                        AU VERSO

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

    TEN COM                     -  as tenants in common
    TEN ENT                     -  as tenants by the entireties
    JT TEN                      -  as joint tenants with rights of survivorship
                                   and not as tenants in common
    (Name) CUST (Name) UNIF     -  (Name) as Custodian for (Name) under the
    GIFT MIN ACT (State)           (State) Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

                                                       -------------------------
* Please insert Social Insurance, Tax Identification,
or other identifying number of transferee.
                                                       -------------------------


For value received the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
                      Insert name and address of transferee


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
shares represented by this certificate and does hereby irrevocably constitute and appoint


--------------------------------------------------------------------------------
the attorney of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.



DATED:
        ----------------------   ----------------------   ----------------------
                                       Signature                 Signature
                                     of Shareholder            of Guarantor

SIGNATURE GUARANTEE:

The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian
Schedule I chartered bank, a major trust company in Canada or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.


COMPUTERSHARE'S PRIVACY NOTICE:

In the course of providing services to you and our corporate clients, Computershare receives non-public personal information about you - your name, address, social insurance number, securities holdings, transactions, etc. We use this to administer your account, to better serve your and our clients' needs and for other lawful purposes. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. *You are required to provide your SIN if you will receive income on these securities. We will use this number for income reporting. Computershare may also ask for your SIN as an identification-security measure if you call or write to request service on your account; however you may decline this usage.









SECURITY INSTRUCTIONS - INSTRUCTIONS DE SECURITE

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT
NOTING WATERMARK, HOLD TO LIGHT TO VERIFY WATERMARK.                       [MAP]

PAPIER FILIGRANE, NE PAS ACCEPTER SANS VERIFIER
LA PRESENCE DU FILIGRANE, POUR CE FAIRE, PLACER A
LA LUMIERE.


0061RA